SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                January 26, 2004
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                Date of Report (Date of earliest event reported)



                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



          0-12965                                     13-3163744
 --------------------------             --------------------------------------
  (Commission file number)               (IRS employer identification number)



                         400 MASSASOIT AVENUE, SUITE 200
                       EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)



                                 (401) 434-5522
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              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         EARLY EXTINGUISHMENT OF DEBT.
         -------------------------------

         On January 26, 2004, the Company satisfied all of its remaining obligations under a Master Lease Purchase Agreement with Electronic Data Systems Corporation early by making a payment of $2,178,764. The lease financing carried interest at a 12% annual rate, and had a remaining term of over four years. The transaction will result in the Company recording of a gain on early extinguishment of debt of $680,737 in the first quarter of 2004.

         PRIVATE PLACEMENT.
         ------------------

         The Company sold 605,000 shares of its Common Stock to accredited investors in a private placement conducted during the week January 26, 2004. The shares were sold at $3.00 per share, with net proceeds to the Company, excluding expenses of the offering, of $2.76 per share. The Company is obligated, pursuant to a registration rights agreement, to register the resale of those shares by their holders. The Company has other obligations in connection with that registration, including causing the registration statement filed to remain continuously effective for two years or, if earlier, until the distribution of shares covered by the registration statement is complete and indemnifying the holders from liabilities it may incur resulting from any untrue statement or omission of a material fact in the registration statement and related documents and from other liabilities related to the registration.


         A copy of the press release relating to the events described above is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

             The following exhibits are filed as part of this report:

             Exhibit Number           Description
             --------------           -----------


                  99.1                Press Release dated January 28, 2004.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Nigel P. Hebborn
                                          --------------------------------------
                                          Nigel P. Hebborn
                                          Treasurer and Chief Financial Officer


Dated:     January 28, 2004








                                  EXHIBIT INDEX
                                  -------------


       Exhibit Number                Description
       --------------                -----------
           99.1                      Press Release dated January 28, 2004.